ACCOUNTS RECEIVABLE, NET	12 Months Ended
Mar. 31, 2024
Accounts Receivable Net
ACCOUNTS RECEIVABLE, NET

NOTE – 5 ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of March 31,
	2023	2024	2024
	HKD	HKD	USD

Accounts receivable – third parties	$3,520,400	$2,591,154	$332,199
Less: allowance for expected credit losses	(855,652)	(1,080,870)	(138,573)

Accounts receivable, net	$2,664,748	$1,510,284	$193,626

The following table presents the activities in the allowance for expected credit losses:

	Years ended March 31,
	2022	2023	2024	2024
	HKD	HKD	HKD	USD

Balance at April 1,	$181,889	$297,107	$855,652	$109,699

Written-off	(97,500)	-	-
Allowance for expected credit losses	212,718	558,069	225,347	28,891
Exchange translation difference	-	476	(129)	(17)

Balance at March 31,	$297,107	$855,652	$1,080,870	$138,573

The Company generally conducts its business with creditworthy third parties. The Company determines, on a continuing basis, the probable losses and an allowance for expected credit losses, based on several factors including internal risk ratings, customer credit quality, payment history, historical bad debt/write-off experience and forecasted economic and market conditions. Accounts receivable are written off after exhaustive collection efforts occur and the receivable is deemed uncollectible. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant.

Allowance for expected credit losses were recognized HKD212,718, HKD558,069 and HKD225,347 (USD28,891) during the years ended March 31, 2022, 2023 and 2024, respectively. The Company has experienced bad debt write-off of account receivable amounting to approximately HK$0.1 million for the year ended March 31, 2022 and no bad debt written-off of account receivable for the year ended March 31, 2023 and 2024